Commitments and Contingent Liabilities	12 Months Ended
Dec. 31, 2019
Disclosure of contingent liabilities [abstract]
Commitments and contingent liabilities

Note 12 – Commitments and contingent liabilities

A.	Commitments

1.	TyrNovo, has obligations to the Israel Innovation Authority (hereinafter: "IIA") with respect to grants it received from the IIA in connection with TyrNovo's technology. The requirements and restrictions for such grants are found in the Encouragement of Research, Development and Technological Innovation in Industry Law 5744-1984 and in the IIA's rules and guidelines and the terms of these grants.

In general, a recipient company is obligated to pay the IIA royalties from the revenues generated from the sale of products and related services developed as a result of, a research and development program funded by the IIA (currently a yearly rate of 3% to 6%), up to the aggregate amount of the total grants received by the IIA, plus annual interest. Tyrnovo will not be required to repay the grants if it does not generate revenue.

TyrNovo's technologies were developed, at least in part, with funds from IIA grants, and accordingly is obligated to pay royalties on sales of any of its IIA funded products and related services.   As of December 31, 2019, the maximum royalty amount that would be payable by TyrNovo, excluding interest, is approximately NIS 5.5 million (USD 1.6 million), and as of such date, TyrNovo had not paid any royalties to the IIA.

The Group does not recognize a liability for royalties because there is no reasonable assurance, as of the reporting period, that the underlying sales will occur in the future. Therefore, the financial statements do not include a liability for these royalties.

2.	TyrNovo has entered into a license agreement (the "License Agreement") with Yissum Research Development company of the Hebrew University of Jerusalem Ltd. (hereafter "Yissum") dated August 15, 2013, as amended. In accordance with the License Agreement, Yissum granted the Company an exclusive license to commercialize, exploit, develop, manufacture, market, import, export, distribute, offer to sell, or sell products, that are derived from Yissum's licensed technology.

In consideration for the grant of the license, the Company shall pay Yissum the following consideration during the term of the license:

(i)	Royalties at a rate of three percent (3%) of net sales.

(ii)	Sublicense fees at a rate of twelve percent (12%) of sublicense consideration.

In addition, Yissum is entitled to receive an exit fee of 12% of the transaction proceeds in the event of certain pre - defined transactions set forth in the License Agreement.

The consolidated financial statements do not include a liability for royalties or sublicense fees for this license agreement as there is no minimum payments and thus obligation will be recognized when the related sales will occur.

B.	Claims

1.	In December 2015, a lawsuit and a motion to approve such lawsuit as a class action was filed against the Company and its directors by shareholders who were holding the Company's Tel Aviv Stock Exchange listed securities before the offering that took place in November 2015, claiming damages for the purported class in the motion totaling NIS 16.4 million (USD 4.3 million) due to the said offering (the "Motion"). The Company delivered its response to the court in accordance with applicable law. A preliminary hearing held by the court on September 12, 2016 and subsequently the court set a schedule for the submission by the petitioners of a motion for discovery, and any responses to such motion. Additional preliminary hearings were held during 2017. On October 24, 2017 the court issued a ruling to stay proceedings in this matter until January 15, 2018 due to the ongoing ISA Investigation (See Note 12B(3) below).

At the request of the ISA, this stay was subsequently extended several times by the court. Following approval of the Enforcement Arrangement in connection with the ISA Investigation (see Note 12B(3)), the stay was lifted. An evidentiary hearing was scheduled for June 23, 2020.

2.	On November 8, 2016, a shareholder of the Company submitted a request to the court in connection with the Motion to be excluded from the purported class and claiming to have independent causes of action and claims of approximately NIS 1 million (USD 262 Thousand) (the "Petition to Exclude"). The Company responded to the court as required, and, amongst other arguments, the Company noted that such shareholder cannot petition to be excluded from the purported class. The court ordered the shareholder to respond and he has done so. In May 2018 the shareholder submitted an independent lawsuit against the Company in the Haifa Magistrates Court seeking damages of approximately NIS 1.1 million (USD 306 Thousand) (the "Separate Lawsuit"). In August 2018 the Haifa Magistrates Court transferred the Separate Lawsuit to the Tel Aviv Magistrates Court. The Company is of the view that such shareholder's claims are identical to the asserted claims for damages in the Motion, and has notified the court of such and have sought a stay of proceedings pending the outcome of the Motion. A hearing on the Company's motion to dismiss the Separate Lawsuit and/or stay the proceedings has been scheduled for May 1, 2019, at which it dismissed without prejudice in May 2019. This shareholder subsequently filed a new separate claim against the Company in the Haifa District Court – Economic Division, which has since been transferred to the Tel Aviv District Court – Economic Division. In January 2020, the Tel Aviv District Court – Economic Division accepted the Company's position that the shareholder's claims are identical to the asserted claims for damages in the Motion, and entered a stay of proceedings pending the outcome of the Motion.

The Company's management rejects the claims asserted in the Motion as well as in the Petition to Exclude and the Separate Lawsuit, and, in consultation with its legal advisors, believes that the likelihood of the Company not incurring any financial obligation as a result of this class action exceeds the likelihood that the Company will incur a financial obligation. Therefore, no provision for this matter was recorded in these financial statements.

3.	In February 2017 the Company announced that the Israeli Securities Authority has begun a formal investigation into, amongst other matters, the Company's public disclosures in connection with the Data Monitoring Committee (DMC) appointed in connection with the Company's Phase III trial of KIT-302, the results of which were announced in December 2015, and what information regarding the DMC was disclosed publicly by Kitov. A DMC is generally an external independent group of experts who monitor patient safety and treatment efficacy data while a clinical trial is ongoing, and, in the case of the KIT-302 Phase III clinical trial, was established in order to analyze the preliminary results of the initial patient group enrolled in the clinical trial and determine the number of additional patients, if any, that Kitov might have needed to recruit in order to demonstrate statistical validity, and to meet the primary end point of the clinical trial.

In February 2017, four lawsuits and motions to approve the lawsuits as a class action lawsuit (each, a "Motion"), were filed against the Company and certain of its office holders at the Tel Aviv District Court (Economic Division), and served on the Company, with each Motion relating to the above noted formal investigation by the Israeli Securities Authority (ISA) into the Company's public disclosures (the "2017 Motions"). One of these motions was subsequently withdrawn. The petitioners in one of the motions petitioned the court to dismiss the other 2 of the 2017 Motions ("Petition for Dismissal"). On December 19, 2017 the court granted the Petition for Dismissal and dismissed the other remaining 2017 Motions. The remaining motion (the "Surviving Motion") was filed against the Company, the Company's executive directors and certain of its present and former directors, by certain shareholders who are requesting to act as representatives of all shareholders of record from December 10, 2015 until February 6, 2017. The plaintiffs allege, among other things, that the Company included misleading information in its public filings which caused the class for which the plaintiffs are seeking recognition, an aggregate loss of approximately NIS 29 million (approximately USD 8 million). The Company and other defendants have not yet delivered their response to the court, and will do so in accordance with applicable law and the court's instructions. The court ordered a stay of proceedings due to the ongoing ISA Investigation. Following approval of the " Enforcement Arrangement" (see below) in connection with the ISA Investigation, the stay was lifted. On March 8, 2020 the court approved scheduling arrangement agreed to by the parties to the Surviving Motion, whereby the the petitioners in the Surviving Motion will have 45 days to submit an amended lawsuit and motion to approve the lawsuit as a class action, the respondents will have 60 days following the submission of such amended fillings to submit their responses, and the petitioners will then have an additional 30 days to respond to the respondents' filings.

Under applicable Israeli law, a motion to approve a lawsuit as a class action initially needs to be approved as such by the court. Only after such approval is granted by the court, will the court proceed to the second stage of hearing the underlying claims of the class action lawsuit.

The Company's management rejects the claims in all of the aforesaid Motions and class action lawsuits. At this preliminary stage the Company is unable, with any degree of certainty, to make any evaluations or any assessments with respect to the Surviving Motion as to the probability of success or the scope of potential exposure, if any. Therefore, no provision for this matter was recorded in these financial statements.

On February 7, 2017, a holder of the Company's securities listed on the NASDAQ filed in the United States District Court (Southern District of New York), a federal securities class action relating to the above noted formal investigation by the ISA into the Company's public disclosures against the Company, its CEO and CFO, seeking unspecified damages and relief in connection with, amongst other things, damages alleged to have occurred due to the purchasers of the Company's securities in the Company's initial public offering in the USA on November 20, 2015, as well as in open market purchases, as a result of the Company allegedly including misleading information in its public filings. An amended complaint was filed on June 19, 2017, which complaint limited the scope of its claims as compared to the original complaint.

On August 2, 2017, the Company filed a motion to dismiss the amended complaint in its entirety. In addition, on September 20, 2017, the Company filed a letter motion requesting a conference on the issue of whether this litigation should be dismissed. On September 21, 2017, the court granted the Company's request, and on November 7, 2017, the court ordered that the issues raised in the letter motion would be considered together with and supplementing the motion to dismiss. No decision was rendered on the motion to dismiss.

On February 10, 2017, a holder of the Company's securities listed on the NASDAQ filed in the Superior Court of the State of California, a securities class action relating to the above noted formal investigation by the ISA into the Company's public disclosures, against the Company, its CEO and CFO and the underwriters in the Company's initial public offering in the USA on November 20, 2015, seeking unspecified damages and relief in connection with, amongst other things, damages alleged to have occurred due to the purchasers of the Company's securities in such public offering as a result of the Company allegedly including misleading information in its public filings.

On March 20, 2017, a holder the Company's securities listed on the NASDAQ filed in the Superior Court of the State of California, a securities class action against the Company, its CEO and CFO and the underwriters in the Company's initial public offering in the USA on November 20, 2015, seeking unspecified damages and relief in connection with, amongst other things, damages alleged to have occurred due to the purchasers of the Company's securities in such public offering as a result of the Company allegedly including misleading information in its public filings.

On April 6, 2017, the Superior Court of the State of California for the County of San Mateo entered an order consolidating the two California putative class actions.

An amended complaint was filed on or about June 5, 2017.

On December 15, 2017, the Company filed a motion to stay discovery pending the resolution of the ISA Investigation. Following Plaintiffs' opposition to the Company's motion on January 5, 2018 and the Company's reply in further support on January 16, 2018, the court ruled in the Company's favor after arguments on January 29, 2018 staying discovery by Plaintiffs against the Company and the individual defendants until June 1, 2018, at which point the parties are to update the court on the status of the ISA's investigation. Discovery against the underwriters continued.

In June 2018 the Company entered into a Memorandum of Understanding and subsequently, in July 2018 entered into a Stipulation of Settlement with respect to the shareholder class action lawsuits pending against it. Under the terms of the proposed settlement, the purported classes in all of the actions will receive aggregate consideration of USD 2.0 million. The settlement consideration, as well as ancillary expenses, will be funded by the Company's insurance carriers, who have indicated to the Company that they have already made reserves for the settlement consideration. The settlement was approved by the court in March 2019 and has been finalized.

Pursuant to the final settlement, the Company and its directors and officers are released from the claims that were asserted or could have been asserted in the Actions by class members participating in the settlement.

ISA Administrative Enforcement Arrangement:

On August 13, 2019, the Administrative Enforcement Committee (the "Committee") of the Israel Securities Authority ("ISA") approved an administrative enforcement agreement, titled Enforcement Arrangement ("Enforcement Arrangement"), entered into by and amongst ISA, Kitov Pharma Ltd. (the "Company" or the "Registrant"), Isaac Israel, the Company's chief executive officer, Paul Waymack, the Company's former chairman and Simcha Rock, the Company's former chief financial officer, pursuant to which the Company and each of Messrs. Israel, Waymack and Rock settled the ISA's claims that under Israeli Securities Laws the Company made negligent disclosures in a number of its historical reports filed with the ISA in 2014 and 2015, and the ISA decided to discontinue its criminal investigation and to cease all proceedings against the Company and its principals with respect to the facts set out in the Enforcement Arrangement. As part of the Enforcement Arrangement the Company shall pay a fine of NIS 1,500,000 (approximately USD 430,000), payable in 24 consecutive monthly payments.

The Company, by vote of a committee consisting of independent members of the Board of Directors, and the above mentioned principals, agreed to the Enforcement Arrangement with the ISA.